Exhibit 99.1

eGain Reports 53% SaaS Revenue Growth in Fiscal Second Quarter;

Raises Annual Revenue Guidance

Sunnyvale, CA (February 7, 2019) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2019 second quarter ended December 31, 2018.

Ashu Roy, eGain CEO, commented, “We are pleased with the strong top and bottom-line performance we achieved in the second quarter. We hosted a successful DX18 customer event in Chicago and we are encouraged to see growing demand for AI-powered digital customer engagement.”

Fiscal 2019 Second Quarter Financial Highlights – ASC 606 (standard adopted effective July 1, 2018):

•	Total revenue was $17.7 million, up 15% year over.
•	SaaS revenue was $11.9 million, up 53% year over year.
•	Subscription revenue, which includes SaaS and legacy support revenue, was $15.8 million, up 25% year over year and 89% of total revenue.
•	GAAP net income was $2.0 million, or $0.07 per share on a basic and diluted basis, compared to a GAAP net loss of $788,000, or $(0.03) per share on a basic and diluted basis, for Q2 2018.
•

Non-GAAP net income was $2.4 million, or $0.09 per share on a basic basis and $0.08 on a diluted basis, compared to non-GAAP net income of $451,000, or $0.02 per share on a basic and diluted basis, for Q2 2018.

•	Cash provided by operations in the second quarter was $863,000, compared to cash provided by operations of $2.6 million in Q2 2018.
•	Total cash and cash equivalents as of December 31, 2018 was $11.2 million, compared to $11.5 million as of June 30, 2018.

Fiscal 2019 Financial Guidance

For the fiscal year ending June 30, 2019, the Company is raising its previously provided guidance for SaaS revenue growth for the year from between 25% to 30% to between 30% and 35%. The Company is also raising its previously provided guidance for Subscription revenue growth from between 10% and 15% to between 13% and 16%.

Non-GAAP Financial Measures

This press release includes non-GAAP operating income/(loss) and non-GAAP net income/(loss) as supplemental information relating to our operating results. Non-GAAP net income/(loss) is defined as net income/(loss) adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analyses and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Quarterly Conference Call Information

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Daylight Time. To access the live call, please dial (877) 260-1479 (U.S. toll free) or (334) 323-0522 (international), and give the participant pass code 6329790. A live webcast of the call and slide presentation can be accessed from the investors section at www.egain.com. A replay of the conference call will also be available via telephone beginning approximately two hours after conclusion of the call and remain in effect for one week. To access the replay dial-in information, please click here. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in an omnichannel world. To learn more about eGain, visit www.egain.com.

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our beliefs regarding demand for our products, including our belief that our pipeline and the demand for our AI-powered customer engagement platform offering is strong and that we see positive business and customer momentum, among other matters.  These forward-looking statements also include our beliefs with respect to SaaS revenue growth and Subscription revenue growth for the current fiscal year. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: risks associated with new product releases; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our SaaS based revenue model and lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; the success of organization changes; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 13, 2018 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other Company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Group Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egain@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2018 (*)	June 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$11,222	$11,498
Restricted cash	6	6
Accounts receivable, net	16,178	7,389
Costs capitalized to obtain revenue contracts, net	682	986
Prepaid expenses	1,688	2,374
Other current assets	409	285
Total current assets	30,185	22,538
Property and equipment, net	468	559
Costs capitalized to obtain revenue contracts, net of current portion	1,904	891
Intangible assets, net	429	733
Goodwill	13,186	13,186
Other assets	2,039	1,715
Total assets	$48,211	$39,622

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$2,384	$3,905
Accrued compensation	4,463	5,706
Accrued liabilities	1,746	2,285
Deferred revenue	28,836	18,364
Capital lease obligations	7	42
Bank borrowings, net of deferred financing costs	4,996	259
Total current liabilities	42,432	30,561
Deferred revenue, net of current portion	6,136	7,833
Bank borrowings, net of current portion and deferred financing costs	—	8,941
Other long-term liabilities	980	1,000
Total liabilities	49,548	48,335
Commitments and contingencies
Stockholders' deficit:
Common stock	28	28
Additional paid-in capital	347,182	346,222
Notes receivable from stockholders	(87)	(85)
Accumulated other comprehensive loss	(1,620)	(1,618)
Accumulated deficit	(346,840)	(353,260)
Total stockholders' deficit	(1,337)	(8,713)
Total liabilities and stockholders' deficit	$48,211	$39,622
(*) Includes the impact from the adoption of ASU 2014-09 (Topic 606)

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2018	2017	2018	2017
Revenue:
Subscription	$15,823	$12,629	$29,550	$24,459
Professional services	1,881	2,769	3,855	5,514
Total revenue	17,704	15,398	33,405	29,973
Cost of revenue:
Cost of subscription	3,692	3,188	7,087	6,226
Cost of professional services	1,850	2,401	3,690	4,789
Total cost of revenue	5,542	5,589	10,777	11,015
Gross profit	12,162	9,809	22,628	18,958
Operating expenses:
Research and development	3,596	3,708	7,155	7,139
Sales and marketing	4,391	4,729	8,385	8,895
General and administrative	2,046	1,768	4,206	3,574
Total operating expenses	10,033	10,205	19,746	19,608
Income (loss) from operations	2,129	(396)	2,882	(650)
Interest expense, net	(139)	(239)	(329)	(583)
Other income (expense), net	(6)	(30)	11	(161)
Income (loss) before income tax benefit (expense)	1,984	(665)	2,564	(1,394)
Income tax benefit (expense)	16	(123)	40	38
Net income (loss)	$2,000	$(788)	$2,604	$(1,356)
Per share information:
Earnings (loss) per share:
Basic	$0.07	$(0.03)	$0.09	$(0.05)
Diluted	$0.07	$(0.03)	$0.09	$(0.05)
Weighted-average shares used in computation:
Basic	27,875	27,241	27,781	27,213
Diluted	29,420	27,241	29,687	27,213

Stock-based compensation included in above costs and expenses:
Cost of revenue	$70	$146	$144	$209
Research and development	108	275	224	385
Sales and marketing	54	129	100	192
General and administrative	104	186	230	269
	$336	$736	$698	$1,055

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$67	$67	$134	$134
Research and development	—	436	170	873
	$67	$503	$304	$1,007

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2018	2017	2018	2017
Income (loss) from operations	$2,129	$(396)	$2,882	$(650)
Add:
Stock-based compensation	336	736	698	1,055
Amortization of acquired intangibles	67	503	304	1,007
Non-GAAP income from operations	$2,532	$843	$3,884	$1,412

Net income (loss)	$2,000	$(788)	$2,604	$(1,356)
Add:
Stock-based compensation	336	736	698	1,055
Amortization of acquired intangibles	67	503	304	1,007
Non-GAAP net income	$2,403	$451	$3,606	$706
Per share information:
Non-GAAP earnings per share:
Basic	$0.09	$0.02	$0.13	$0.03
Diluted	$0.08	$0.02	$0.12	$0.03
Weighted-average shares used in computation:
Basic	27,875	27,241	27,781	27,213
Diluted	29,420	28,000	29,687	27,757

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,					Growth Rates
	2018			2017
	Reported under Topic 606	Topic 606 Impact	Excluding Topic 606 Impact	Reported under Topic 605	Reported under Topic 606	Excluding Topic 606 Impact
Total deferred revenue:
GAAP deferred revenue	$34,972	$(4,690)	$30,282	$29,113
Unbilled and uncollected contractual commitments (off-balance sheet)	31,408	7,719	39,127	39,273
Total deferred revenue:	$66,380	$3,029	$69,409	$68,386	(3%)	1%

Revenue:
SaaS	$11,875	$(380)	$11,495	$7,747	53%	48%
Legacy support	3,948	(42)	3,906	4,882	(19%)	(20%)
GAAP subscription	15,823	(422)	15,401	12,629	25%	22%
GAAP professional services	1,881	(603)	1,278	2,769	(32%)	(54%)
Total non-GAAP revenue	$17,704	$(1,025)	$16,679	$15,398	15%	8%

Cost of Revenue:
GAAP subscription	$3,692			$3,188
Add back:
Amortization of intangible assets	(67)			(67)
Non-GAAP subscription	$3,625			$3,121

GAAP professional services	$1,850			$2,401
Add back:
Stock-based compensation	(70)			(146)
Non-GAAP professional services	$1,780			$2,255

GAAP total cost of revenue	$5,542			$5,589
Add back:
Stock-based compensation	(70)			(146)
Amortization of intangible assets	(67)			(67)
Non-GAAP total cost of revenue	$5,405			$5,376	1%

Gross Profit:
Non-GAAP subscription	$12,198			$9,508
Non-GAAP professional services	101			514
Non-GAAP gross profit	$12,299			$10,022	23%

Operating expenses:
GAAP research and development	$3,596			$3,708
Add back:
Stock-based compensation expense	(108)			(275)
Amortization of acquired intangible assets	-			(436)
Non-GAAP research and development	$3,488			$2,997	16%

GAAP sales and marketing	$4,391	$171	$4,562	$4,729
Add back:
Stock-based compensation expense	(54)			(129)
Amortization of acquired intangible assets	—			-
Non-GAAP sales and marketing	$4,337			$4,600	(6%)

GAAP general and administrative	$2,046			$1,768
Add back:
Stock-based compensation expense	(104)			(186)
Amortization of acquired intangible assets	—			—
Non-GAAP general and administrative	$1,942			$1,582	23%

GAAP operating expenses	$10,033			$10,205
Add back:
Stock-based compensation expense	(266)			(590)
Amortization of acquired intangible assets	—			(436)
Non-GAAP operating expenses	$9,767			$9,179	6%

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,				Growth Rates
	2018			2017
	Reported under Topic 606	Topic 606 Impact	Excluding Topic 606 Impact	Reported under Topic 605	Reported under Topic 606	Excluding Topic 606 Impact
Total deferred revenue:
GAAP deferred revenue	$34,972	$(4,690)	$30,282	$29,113
Unbilled and uncollected contractual commitments (off-balance sheet)	31,408	7,719	39,127	39,273
Total deferred revenue:	$66,380	$3,029	$69,409	$68,386	(3%)	1%

Revenue:
SaaS	$21,599	$40	$21,639	$14,691	47%	47%
Legacy support	7,951	(69)	7,882	9,768	(19%)	(19%)
GAAP subscription	29,550	(29)	29,521	24,459	21%	21%
GAAP professional services	3,855	(806)	3,049	5,514	(30%)	(45%)
Total non-GAAP revenue	$33,405	$(835)	$32,570	$29,973	11%	9%

Cost of Revenue:
GAAP subscription	$7,087			$6,226
Add back:
Amortization of intangible assets	(134)			(134)
Non-GAAP subscription	$6,953			$6,092

GAAP professional services	$3,690			$4,789
Add back:
Stock-based compensation	(144)			(209)
Non-GAAP professional services	$3,546			$4,580

GAAP total cost of revenue	$10,777			$11,015
Add back:
Amortization of intangible assets	(134)			(134)
Stock-based compensation	(144)			(209)
Non-GAAP total cost of revenue	$10,499			$10,672	(2%)

Gross Profit:
Non-GAAP subscription	$22,597			$18,367
Non-GAAP professional services	309			934
Non-GAAP gross profit	$22,906			$19,301	19%

Operating expenses:
GAAP research and development	$7,155			$7,139
Add back:
Stock-based compensation expense	(224)			(385)
Amortization of acquired intangible assets	(170)			(873)
Non-GAAP research and development	$6,761			$5,881	15%

GAAP sales and marketing	$8,385	$293	$8,678	$8,895
Add back:
Stock-based compensation expense	(100)			(192)
Amortization of acquired intangible assets	—			-
Non-GAAP sales and marketing	$8,285			$8,703	(5%)

GAAP general and administrative	$4,206			$3,574
Add back:
Stock-based compensation expense	(230)			(269)
Amortization of acquired intangible assets	—			—
Non-GAAP general and administrative	$3,976			$3,305	20%

GAAP operating expenses	$19,746			$19,608
Add back:
Stock-based compensation expense	(554)			(846)
Amortization of acquired intangible assets	(170)			(873)
Non-GAAP operating expenses	$19,022			$17,889	6%